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                                  EXHIBIT 10.9

                           FIRST AMENDED AND RESTATED
                             STOCK OPTION AGREEMENT
                           (NONQUALIFIED STOCK OPTION)


OPTIONEE:                  Isaac Yeffet

NUMBER OF SHARES:          1,000,000

OPTION EXERCISE PRICE:     $1.00 per Share

DATE OF GRANT:             July 12, 2002

EXERCISE TERM:             Six Years from the Date of Grant

VESTING  SCHEDULE:         The  option  will  vest as follows over the Exercise
                           Term:

                           Date  of  Grant            500,000  shares

                           Date  following  the  Measurement
                           Period  (as  defined  in  the
                           Consulting  Agreement  (as  defined
                           below))                    500,000  shares


     THIS FIRST AMENDED AND RESTATED STOCK OPTION AGREEMENT (the "AGREEMENT") is entered into effective as of the 12th day of July, 2002 by and between HIENERGY TECHNOLOGIES, INC. (the "Company"), a Washington corporation, and the individual designated above (the "Optionee"), and it amends and restates in its entirety that certain Option Agreement entered into effective as of the 12th day of July, 2002 by and between the Company and the Optionee.

                                    RECITALS
                                    --------

     WHEREAS, a consulting agreement (the "Consulting Agreement") was executed between Yeffet Security Consultant, Inc. ("Yeffet"), a corporation solely owned by the Optionee, and HiEnergy Technologies, Inc., a Washington corporation, on July 12, 2002; and

     WHEREAS, through Yeffet the Optionee has agreed to perform valuable services for the Company;

First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 1


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NOW,  THEREFORE,  the  parties  agree  to  the  terms and conditions as follows:

1.     GRANT OF OPTION.

1.1     Option.  An option to purchase shares of the Company's Common Stock, par
        ------
     value $0.0001 per share, (the "Shares") is hereby granted to the Optionee (the "Option").

1.2     Number  of  Shares.  The number of Shares that the Optionee can purchase
        ------------------
upon  exercise  of  the  Option  is  set  forth  above.

1.3     Option  Exercise Price.  The price the Optionee must pay to exercise the
        ----------------------
Option  (the  "Option  Exercise  Price")  is  set  forth  above.

1.4     Date  of Grant.  The date the Option is granted (the "Date of Grant") is
        --------------
set  forth  above.

1.5     Type  of  Option.  The  Option  is  intended  to be a Nonqualified Stock
        ----------------
Option. It is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision thereto.

1.6     Condition.  The  Option  is  conditioned  on the Optionee's execution of
        ---------
this Agreement. If this Agreement is not executed by the Optionee, it may be canceled by the Board.

2.     DURATION.

     The Option shall be exercisable to the extent and in the manner provided herein during the Exercise Term, which is set forth above; provided, however, that the Option may be earlier terminated as provided in Section 1.6 or Section 5 hereof or in the Consulting Agreement.

3.     VESTING.

     The Option shall vest, and may be exercised, with respect to the Shares, on or after the dates set forth above, subject to earlier termination of the Option as provided in Section 1.6 and Section 5 hereof. The right to purchase the Shares as they become vested shall be cumulative and shall continue during the Exercise Term unless sooner terminated as provided herein or in the Consulting Agreement.

4.     MANNER OF EXERCISE AND PAYMENT.

4.1 To exercise the Option, the Optionee must deliver a completed copy of the Option Exercise Form, attached hereto as Exhibit A, to the address indicated on such Form or such other address designated by the Company from time to time. Contemporaneously with the delivery of the Option Exercise Form, the


First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 2

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Optionee  shall  tender  the  Option Exercise Price to the Company, (i) by cash, check, wire transfer or such other method of payment (e.g., delivery or attestation of Shares already owned) as may be acceptable to the Company, (ii) by "cashless exercise" in accordance with the provisions of Section 4.3, but only when a registration statement under Securities Act qualifying a public offering of the underlying Shares is not then in effect, or (iii) by a combination of the foregoing methods of payment selected by the Optionee. The Option may be exercised in whole or in part with respect to the vested Shares. Within thirty (30) days of delivery of the Option Exercise Form and tender of the Option Exercise Price, the Company shall deliver certificates evidencing the Shares to the Optionee, duly endorsed for transfer to the Optionee, free and clear of all liens, security interests, pledges or other claims or charges.

4.2 The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to any Shares subject to the Option until
(i) the Option shall have been exercised pursuant to the terms of this Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised, (ii) the Company shall have issued and delivered the Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company, whereupon the Optionee shall have full voting and other ownership rights with respect to such Shares.

4.3 Notwithstanding any provisions herein to the contrary, if the Per Share Market Value of one share of Common Stock is greater than the Option Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option by payment of cash, the Optionee may exercise this Option by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrendering this Option at the principal office of the Company together with the properly endorsed Option Exercise Form in which event the Company shall issue to the Optionee a number of shares of Common Stock computed using the following formula:

          X = Y - (A)(Y)
                  ------
                     B

Where     X =     the number of shares of Common Stock to be issued to the
                  Optionee.

          Y = the number of shares of Common Stock purchasable upon exercise of all of the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised.

          A =     the Option Exercise Price.

          B  =     the  Per  Share  Market  Value  of one share of Common Stock.

"Per  Share Market Value" means on any particular date (a) the closing bid price
-------------------------
for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board (or in the National Quotation Bureau Incorporated or similar

First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 3


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organization  or agency succeeding to its functions of reporting prices), or any
United States market or exchange senior to the OTC Bulletin Board where the Company's Common Stock may become traded, at the close of business on such date, or (b) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices or any senior market or exchange),  then  the  average  of  the  "Pink  Sheet"  quotes  for the relevant conversion  period,  as  determined  in  good  faith  by  the Company's Board of
Directors, or (c) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Company's Board of Directors in good faith; provided, however, that the Optionee, after receipt of
                          --------  -------
the determination by the Company's Board of Directors, shall have the right to select, jointly with the Company, an Independent Appraiser, in which case, the fair market value shall be the determination by such Independent Appraiser; and provided, further that all determinations of the Per Share Market Value shall be
--------  -------
appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.


"Independent  Appraiser"  means  a  nationally  recognized  or  major  regional
------------------------
investment  banking  firm or firm of independent certified public accountants of
--------
recognized standing (which may be the firm that regularly examines the financial statements of the Company) that is regularly engaged in the business of appraising the capital stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Company or the Optionee.

5.     TERMINATION.

5.1     Termination  of  Consulting  Agreement.  If  the  Optionee's status as a
        --------------------------------------
Consultant is terminated at any time after the grant of the Option for any reason, then any vested options shall terminate on the expiration date otherwise provided in this Agreement. Any nonvested options shall terminate immediately upon the effective date of termination of the Consulting Agreement; provided, however, that nonvested options shall vest and terminate as otherwise provided in this Agreement if Optionee's status as a Consultant is terminated due to Optionee's death or disability.

6.     TRANSFERABILITY.

     The Optionee may transfer vested options in whole or in part, subject to the consent of the Company, which shall not be unreasonably withheld, delayed or conditioned; provided, however, that the Optionee shall, in the case of each such transfer, provide the Company with an opinion of counsel reasonably

First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 4

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acceptable  to  the Company (both as to substance and the competence of counsel)
that such transfer may be accomplished in accordance with all applicable securities laws. Any transferee shall execute a writing in form and substance satisfactory to the Company and its counsel agreeing to be bound by the terms of this Agreement.

7.     RESTRICTIONS  ON  THE  OPTIONS;  RESTRICTIONS  ON  THE  SHARES.

     The Option, whether owned by the Optionee or his transferee, may not be exercised at any time unless, in the opinion of counsel for the Company, the issuance and sale of the Shares issued upon such exercise is exempt from registration under the Securities Act of 1933, as amended, or any other applicable federal or state securities law, rule or regulation, or the Shares have been duly registered under such laws. Except as otherwise agreed in writing, the Company shall not be required to register the Shares issuable upon the exercise of the Option under any such laws. Unless the Shares have been registered under all applicable laws, the Optionee (or his transferee, as the case may be) shall represent, warrant and agree, as a condition to the exercise of the Option, that the Shares are being purchased for investment only and without a view to any sale or distribution of such Shares and that such Shares shall not be transferred or disposed of in any manner without registration under such laws, unless it is the opinion of counsel for the Company that such a disposition is exempt from such registration. The Optionee (or his transferee, as the case may be) acknowledges that an appropriate legend, in such form as the Company shall determine, giving notice of the foregoing restrictions shall appear conspicuously on all certificates evidencing the Shares issued upon the exercise of the Option. The Company may, in its sole discretion, place a "Blue Sky" legend on the certificates in accordance with U.S. state securities laws or as required by applicable securities laws.

8.     NO  RIGHT  TO  CONTINUED  STATUS  AS  CONSULTANT.

     Nothing in this Agreement shall be interpreted or construed to confer upon the Optionee any right with respect to continuance as a Consultant for the Company or any Parent or Subsidiary, nor shall this Agreement interfere in any way with the right of the Company or a Parent or Subsidiary to terminate the Optionee's status as a Consultant at any time.

9.     ADJUSTMENTS  UPON  CERTAIN  EVENTS.

9.1.     Adjustments  Upon  Changes  in Capitalization.  Subject to any required
         ---------------------------------------------
action by the shareholders of the Company, the event of a change in capitalization, such as a stock split or other subdivision or consolidation of Shares or the payment of any stock dividend consisting of Shares or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, the Company shall make appropriate and proportionate adjustments to the number and class of Shares subject to the Option and the purchase price for such Shares or other stock or securities; provided, however, that conversion of the Option will not be deemed to have been

First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 5

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"effected  without  receipt of consideration".  Any adjustments as a result of a change in the Company's capitalization will be made by the Board of Directors, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 9.1, any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of Shares or the exercise price of the Shares subject to the Option, and no adjustments in the Option shall be made by reason thereof. The grant of this Option does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

9.2.     Liquidation  or  Dissolution.  In  the  event  of  a  liquidation  or
         ----------------------------
dissolution, any unexercised options will terminate. The Board of Directors may, in its discretion, provide that the Optionee (or his transferee, as the case may be) will have the right to exercise the Optionee's Option as to all of the optioned stock prior to the consummation of the liquidation or dissolution.

9.3.     Change  of  Control,  Merger, Sale of Assets, Etc.  In the event of the
         -------------------------------------------------
sale or other transfer of the outstanding shares of stock of the Company in one transaction or a series of related transactions or a merger or reorganization of the Company with or into any other corporation, where immediately following the transaction, those persons who were shareholders of the Company immediately before the transaction control less than 50% of the voting power of the surviving organization (a "change of control event") or in the event of a proposed sale of substantially all of the assets of the Company (collectively, "sale transaction"), the Option shall be assumed or replaced with a substitute equivalent option.

10.     WITHHOLDINGS  OF  TAXES.

     The Company shall have the right to deduct from any distribution of cash to the Optionee (or his transferee, as the case may be) an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholdings Taxes") with respect to the Option. If the Optionee (or his transferee, as the case may be) is entitled to receive Shares upon exercise of the Option, the Optionee (or his transferee, as the case may be) shall pay the Withholdings Taxes (if any) to the Company in cash prior to the issuance of such Shares. In satisfaction of the Withholdings Taxes, the Optionee (or his transferee, as the case may be) may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Company, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option, having an aggregate Fair Market Value equal to the Withholdings Taxes, provided that, if the Optionee may be subject to liability under Section 16(b) of the Exchange Act, the election must comply with the requirements applicable to Share transactions by such Optionees.

First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 6

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11.     MODIFICATION  OF  AGREEMENT.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, only by a written instrument executed by the parties hereto.

12.     SEVERABILITY.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holdings and shall continue in full force in accordance with their terms.

13.     GOVERNING  LAW.

     The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of California without giving effect to the conflicts of laws principles thereof.

14.     SUCCESSORS  IN  INTEREST.

     This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, reorganization, purchase of stock or assets, or otherwise, all or substantially all of the Company's assets and business. This Agreement shall inure to the benefit of the Optionee's transferees, heirs and legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's transferees, heirs, executors, administrators and successors.

15.     RESOLUTION  OF  DISPUTES.

     Any dispute or disagreement which may arise under, or as a result of, or in any way relate to, the interpretation, construction or application of this Agreement shall be determined by the Board of Directors of the Company;
provided, however, that any component of such a determination based on the interpretation, construction or application of the Consulting Agreement must be established as provided by the Consulting Agreement. Any determination made hereunder shall be final, binding and conclusive on the Optionee and the Company for all purposes.

First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 7


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IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date  first  above  written.


HIENERGY TECHNOLOGIES, INC.


By:     /s/ Barry Alter
        ----------------------

Name:    Barry Alter
        ----------------------

Title:   President and CEO
        ----------------------


     By signing below, Optionee hereby accepts the Option subject to all its terms and provisions.


OPTIONEE


Signature:     /s/ Isaac Yeffet
               ----------------

Print Name:     Isaac Yeffet
               ----------------




                               [EXHIBIT  FOLLOWS]


First Amended and Restated Stock Option Agreement,
Isaac Yeffet - Page 8


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                                    EXHIBIT A

                              OPTION EXERCISE FORM
                              --------------------

To:  HiEnergy Technologies, Inc.

(1) a) The undersigned hereby elects to purchase the number of shares of the common stock of HiEnergy Technologies, Inc. (the "Company") set forth below, pursuant to the terms of the Stock Option Agreement dated __________________, 2002, tendering simultaneous full payment of the Total Option Exercise Price for such shares.



Number of Shares:                         ________________ Shares

Option Exercise Price Per Share:          x  $____________ per Share

Total Option Exercise Price:              =  $____________

     b) The undersigned hereby elects to exercise the Option with respect to the number of underlying Shares set forth below according to the "cashless exercise" provisions of the Option.

      Number of underlying Shares:          ________________ Shares

The undersigned understands that he will be issued a certificate for a lesser number of net Shares based on the provisions of the Option.

(2) In exercising this Option, the undersigned hereby confirms and acknowledges that:

a) the shares of Common Stock to be issued upon exercise are being acquired solely for the account of the undersigned and not as a nominee for any other party; and

b) the shares of Common Stock to be issued upon exercise are not acquired with a view toward distribution; and

c) the undersigned is an "accredited investor" as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended, and as provided in the Subscription Agreement; and

d) the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except pursuant to an effective registration, or an

Option Exercise Form - Page 1

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exemption therefrom, under the Securities Act of 1933, as amended, together with a similar exemption under the securities laws of all applicable jurisdictions;
and

e) the undersigned otherwise reaffirms all representations, warranties, and indemnifications contained in the Stock Option Agreement and Subscription Agreement, including, but not limited to, those contained in Section 7 of the Stock Option Agreement; and

f) the undersigned has reviewed all of Company's public filings with the Securities and Exchange Commission; and

g) the undersigned consents to delay the exercise of the Option until, in the Company's judgment, the Company has disclosed any additional matters that need to be disclosed to the undersigned, beyond those contained in the public filings with the Securities and Exchange Commission.

(3) Subject to Section (2), please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned as instructed.

(4)     Please  issue  a  new Option for the unexercised portion of the attached
Option  in  the  name  of  the  undersigned.



This _____ day of __________________, _____:

___________________________________________
Signature

___________________________________________
Print Name of Signatory

___________________________________________
Name of Entity (if applicable)


Send  or  deliver  this  Form  with  an  original  signature  to:

HiEnergy Technologies, Inc.
Attn:  President
10 Mauchly Drive
Irvine, CA  92618
USA

Option Exercise Form - Page 2




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